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                                                                   EXHIBIT 10.23

                          AMENDMENT TO LEASE AGREEMENT

        THIS AMENDMENT TO LEASE dated, for references purposes only, this 14th day of January 1997, between WATT HEADQUARTERS LIMITED PARTNERSHIP, a California limited partnership, (hereinafter referred to as "LESSOR"), and Intervisual Books, Inc., a California corporation (hereinafter referred to as "LESSEE"), with reference to the following facts and objectives:

        WHEREAS, Lessor and Lessee have heretofore entered into that certain Lease dated August 8, 1996 (the "LEASE") for premises commonly known as 2716 Ocean Park Boulevard, Suite 2020, Santa Monica, CA 90405.

        WHEREAS, Lessor and Lessee have agreed to amend said Lease as hereinafter set forth.

        NOW, THEREFORE, in consideration of the terms, covenants and conditions as set forth in the Lease and in this Agreement, the Lease agreement shall be amended as follows:

        1. 1.2 PREMISES Effective February 1, 1997, the premises square footage shall be increased from 11,215 rentable square feet and 10,013 usable square feet to 11,551 rentable square feet and 10,313 usable square feet.

        2.      Exhibit "A" is hereby replaced with Exhibit "A-1".

        3. PARAGRAPH 1.6 BASE RENT Effective February 1, 1997, Lessee's minimum monthly rent shall be increased from $17,383.25 per month to $17,551.25 per month.

        4. PARAGRAPHS 1.7 AND 4.3 BASE RENT INCREASES Effective August 1, 1999, Lessee's minimum base rent shall be increased from $17,551.25 to $18,456.85 per month.

        THIS AMENDMENT TO LEASE AGREEMENT shall be under the same terms and conditions as set forth in the Lease, except as specifically mentioned herein, and shall remain in full force and effect.

        IN WITNESS WHEREOF, the parties hereto have executed the Amendment to Lease Agreement on the date referenced below.


"LESSOR"                                        "LESSEE"

WATT HEADQUARTERS LIMITED PARTNERSHIP,          INTERVISUAL BOOKS, INC.,
a California limited partnership                a California corporation

BY:     WATT FAMILY PROPERTIES, INC.,
        a California corporation
        its general partner


By: /s/ Gale J. Zander                          By: /s/ Waldo H. Hunt
    ----------------------------------              ----------------------------
    Gale J. Zander, Vice President                  Waldo H. Hunt, Chairman


Date:   1-27            , 1997                  Date:   January 02, 1997
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